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                                                                   EXHIBIT 10.9



                COMMON STOCK AND WARRANTS SUBSCRIPTION AGREEMENT


        This COMMON STOCK AND WARRANTS SUBSCRIPTION AGREEMENT, dated as of March 18, 1998 (this "Agreement"), is entered into between CyberSource Corporation, a/k/a "software.net," a California corporation (the "Company") and America Online, Inc., a Delaware corporation ("AOL").

                                    RECITALS


        WHEREAS, AOL wishes to subscribe for and purchase, and the Company wishes to issue and sell, to AOL shares (the "Shares") of common stock, no par value, of the Company ("Common Stock") in an amount and on the terms and subject to the conditions set forth herein; and

        WHEREAS, both AOL and the Company desire that the Company issue warrant certificates to AOL for the future purchase of shares of Common Stock or shares of Series D Preferred Stock (individually a "Warrant Certificate," collectively the "Warrant Certificates") in conjunction with the purchase of the Shares in the amounts and on the terms set forth herein; and

        WHEREAS, in connection therewith, the Company and AOL have agreed to enter into an agreement (the "Registration Rights Agreement") providing for certain registration rights for the Shares and the shares of Common Stock underlying the Warrant Certificates, or issuable upon conversion of shares of Series D Preferred Stock (the "Series D Preferred Stock") of the Company underlying the Warrant Certificates (collectively the "Warrant Shares");

        NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

I.      Subscription for Common Stock and Warrant Certificates.

        A. The Common Stock and IPO Warrant Certificate. The Company has authorized the issuance and sale pursuant to the terms of this Agreement of the Shares and the simultaneous issuance of a Warrant Certificate to AOL in the form attached hereto as Exhibit A (the "IPO Warrant Certificate"). On the terms and subject to the conditions of this Agreement, AOL hereby agrees to purchase from the Company, and the Company hereby agrees to sell to AOL, the number of Shares provided for in Section I.D.(1) below for an aggregate purchase price of $2,000,000. AOL shall not be obligated to purchase any of the Shares unless the conditions set forth in Article II hereof shall have been satisfied or waived by AOL on or prior to the Closing Date (as defined below). The Company shall not be obligated to sell any of the Shares to AOL or issue the IPO Warrant Certificate to AOL unless the conditions set forth in Article III hereof shall have been satisfied or waived by the Company or prior to the Closing Date.




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        B. The Private Placement Warrant Certificate. Simultaneously with the execution and delivery of this Agreement the Company is issuing a Warrant Certificate to AOL in the form attached hereto as Exhibit B (the "Private Placement Warrant Certificate") which by its term shall expire upon the IPO (as defined below).

        C. The Registration Rights Agreement. Simultaneously with the execution and delivery of this Agreement the Company and AOL are entering into the Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement").

        D. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place as follows:

            (1) At the Closing, on the terms and subject to the conditions of this Agreement and on the basis of the representations and warranties herein set forth, the Company will sell to AOL, and AOL will purchase from the Company, on or immediately prior to the closing of the IPO (as defined below) (the "Closing Date"), a number of Shares determined by dividing (i) the purchase price per share of Common Stock paid to the Company by the underwriters in the IPO into
(ii) $2,000,000, in exchange for payment of an aggregate purchase price of $2,000,000 (the "Purchase Price"). The Purchase Price shall be payable, by wire transfer of immediately available funds to such account or accounts as to which the Company may notify AOL.

        (2) At the Closing, on the terms and subject to the conditions of this Agreement and on the basis of the representations and warranties herein set forth, the Company will deliver to, or at the direction of, AOL or a representative thereof, a certificate registered in the name of AOL representing the Shares to be purchased by AOL and the IPO Warrant Certificate, against payment of the Purchase Price by AOL and the return of the Private Placement Warrant Certificate. The Closing will take place at the offices where the closing of the Company's IPO is held, on the Closing Date.

II. Conditions to the Obligations of AOL. The obligation of AOL to purchase Common Stock under this Agreement is subject to the satisfaction at or prior to the Closing Date of each of the following conditions:

        A. Accuracy of Representations and Warranties. All representations and warranties of the Company contained herein shall be true and correct in all respects on the date hereof and shall be true and correct in material respects on and as of the Closing Date as if made on and as of the Closing Date.

        B. Performance of Agreements; Regulatory Approvals.

            (1) The Company shall have performed all obligations and agreements, and complied with all covenants and conditions contained in this Agreement to be performed or complied with by it prior to or at the Closing Date.

            (2) The Company shall have executed and delivered the IPO Warrant Certificate.



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            (3) The Company shall have obtained all corporate authorizations and approvals and all consents and approvals of third parties and regulatory bodies and authorities necessary to issue the Shares and the IPO Warrant Certificate and to enter into and perform this Agreement, the Registration Rights Agreement and the IPO Warrant Certificate and to consummate the transactions contemplated hereby and thereby.


        C. Consummation of IPO. The Company shall have consummated on or prior to November 15, 1998 an initial public offering on a firm commitment basis (the underwriting of which shall be managed or co-managed by either a top tier national underwriter such as PaineWebber, Merrill Lynch, Donaldson Lufkin & Jenrette or Goldman Sachs, a regional firm such as Robertson Humphreys or Raymond James or a recognized technology firm such as Hambrecht & Quist or Unterberg Harris) of Common Stock (which stock will be listed on a national stock exchange or the Nasdaq National Market) pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission with net proceeds to the Company of not less than $20,000,000, and which would result in a post-offering market capitalization of the Company of not less than $125,000,000 based on the offering price to the public (the "IPO").

        D. Delivery of Certificates. At the Closing, the Company shall deliver to AOL a certificate signed by a senior executive officer of the Company certifying as to each of the matters set forth above and the Company shall deliver all other certificates customarily delivered in transactions of this type.

        E. Opinion of Jackson Tufts Cole & Black, LLP. Jackson Tufts Cole & Black, LLP, counsel for the Company, shall have delivered to AOL an opinion dated the Closing Date in form and substance reasonably satisfactory to AOL.

        F. Marketing Agreement in Full Force and Effect. Neither AOL nor the Company shall have terminated that certain Interactive Marketing Agreement dated as of March 1, 1998 between the Company and AOL (the "Marketing Agreement").

If at or prior to the Closing all of the conditions of this Article II have not been satisfied, AOL may elect to waive such conditions or to be relieved of all further obligations hereunder.

III. Conditions to the Company's Obligations. The obligation of the Company to issue and sell the Common Stock and the IPO Warrant Certificate under this Agreement is subject to the satisfaction at the Closing Date of each of the following conditions:

        A. Accuracy of Representations and Warranties. All representations and warranties of AOL contained herein shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date.

        B. Performance of Agreements. AOL shall have performed all obligations and agreements, and complied with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to or at the Closing Date.

        C. Payment for the Common Stock. AOL shall have delivered to the Company and the Company shall have received full payment of the Purchase Price.



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        D. Marketing Agreement in Full Force and Effect. Neither AOL nor the
Company shall have terminated the Marketing Agreement.

        E. Consummation of IPO. The Company shall have consummated the IPO on or prior to August 31, 1999.

        F. Return of Private Placement Warrant Certificate. AOL shall have returned the Private Placement Warrant Certificate to the Company for cancellation.

If at or prior to the Closing all of the conditions of this Article III have not been satisfied, the Company may elect to waive such conditions or to be relieved of all further obligations hereunder.

IV. Representations; Warranties and Covenants of the Company. The Company hereby represents and warrants to AOL as of the date of this Agreement and as of the Closing Date, except as set forth on the Schedule of Exceptions attached hereto as Exhibit D, which exceptions shall be deemed to be representations and warranties as if made hereunder as follows:

A. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to own and hold its properties, carry on its business as now conducted and as proposed to be conducted. The Company has full corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and the Warrant Certificates and to carry out the transactions contemplated by this Agreement, the Registration Rights Agreement and the Warrant Certificates. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. A copy of the Company's Restated Articles and the Company's Bylaws (as amended) have been delivered to AOL each of which are true and correct in full force and effect and have not been amended.

        B. Capitalization.

                (a) Immediately prior to the date of this Agreement the authorized capital of the Company consists, or will consist of:


                        (i) Preferred Stock. 10,000,000 shares of Preferred
                Stock, 1,985,520 of which have been designated Series A Preferred Stock, no par value (the "Series A Preferred Stock"), of which 1,985,520 shares are issued and outstanding, 2,500,000 of which have been designated Series B Preferred Stock, no par value (the "Series B Preferred Stock") of which 2,037,038 shares are issued and outstanding, 3,000,000 of which have been designated Series C Preferred Stock, no par value (the "Series C Preferred Stock") of which 3,000,000 shares are issued and outstanding and 1,523,424 shares of which have been designated Series D Preferred Stock of which no shares are issued and outstanding immediately prior to the date of this Agreement. The rights, preferences and privileges of the Series



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                A Preferred Stock, the Series B Preferred Stock, the Series C
                Preferred Stock, and the Series D Preferred Stock are as stated in the Restated Articles.

                        (ii) Common Stock. 30,000,000 shares of Common Stock,
                9,070,000 shares of which were issued and outstanding.

                (b) All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable.

                (c) The list set forth in Item 2.2(b) of the Schedule of Exceptions hereto is a complete and correct list of all security holders of the Company, showing their holdings of issued and outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Common Stock and other Company securities (including options and warrants) as of the date of this Agreement. To the best knowledge of the Company, each such holder is the sole beneficial owner of all of the shares as to which such holder is the record holder. Except as set forth in Item 2.2 of the Schedule of Exceptions hereto, holders of shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock have no preemptive rights. True and complete copies of the Series A Preferred Stock Purchase Agreements (as defined in Section IV. K of this Agreement), the Series B Preferred Stock Purchase Agreement (as defined in Section IV. K of this Agreement), the Series C Preferred Stock Purchase Agreement (as defined in Section IV. K of this Agreement) and the Series D Preferred Stock Purchase Agreement (as defined in Section IV. K of this Agreement) have been furnished to AOL prior to the date hereof. All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all applicable state and federal laws concerning the issuance of securities.

                (d) Agreements for Purchase of Shares. Except for:

                        (i) the conversion privileges and preemptive rights of
                the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock; and

                        (ii) options issued pursuant to the Company's stock
                option plan and other agreements, as of the date of this Agreement options for 782,397 shares, including options for 1,000,000 shares issued outside of the Company's stock option plan, are presently outstanding and an additional 1,217,603 shares are available for grant under the Company's stock option plan, as amended.

prior to the date of this Agreement there will not be any outstanding options, warrants, rights (including conversion, preemptive rights or rights of first offer) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.



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        C. Subsidiaries. Except as set forth in Item 2.3 of the Schedule of
Exceptions, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, partnership or other business entity.

        D. Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Registration Rights Agreement and the Warrant Certificates, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares and the Warrant Certificates being sold hereunder of the Series D Preferred stock issuable upon the exercise of the Private Placement Warrant and the Common Stock issuable upon conversion of the Preferred Shares and the Common Stock issuable upon the exercise of the IPO Warrant, has been taken or will be taken on or prior to each Closing, and each of this Agreement, the Registration Rights Agreement and the Warrant Certificates constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as affected by (i) bankruptcy or insolvency laws, or (ii) equitable principles or public policy.

        E. Valid Issuance of the Shares, Warrant Certificates and Series D Preferred Stock. The Shares and each of the Warrant Certificates, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of AOL set forth in Section V of this Agreement, will be issued in compliance with all applicable federal and state securities laws free and clear of all restrictions on transfer (other than those arising from application of the securities laws). The shares of Series D Preferred issuable upon the exercise of the Private Placement Warrant Certificate and the Common Stock issuable upon conversion of the Series D Preferred Stock issuable upon the exercise of the Private Placement Warrant and the Common Stock issuable upon the exercise of the IPO Warrant have been duly and validly reserved for issuance and when issued and delivered in accordance with the Warrant Certificates or the Restated Articles, as applicable, will be duly and validly issued, fully paid and nonassessable.

        F. Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any United States federal, state, local or provincial governmental authority on the part of the Company is required in connection with:

                (a) the Company's valid execution, delivery, or performance of this Agreement, the Registration Rights Agreement and the Warrant Certificates; and

                (b) the offer, sale, or issuance of the Shares or the Warrant Certificates by the Company hereunder or (assuming the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, in its current form is available and no commission is paid in conjunction therewith) the issuance of Shares or shares of Series D Preferred Stock upon the exercise of the Private Placement Warrant Certificate and the issuance of Common Stock upon conversion of the shares of Series D Preferred Stock or upon the exercise of the IPO Warrant;



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except such filings as have been made prior to the Closing, and except for any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor. To the best knowledge of the Company, neither the Company nor anyone acting on its behalf has offered any of the Shares or Warrant Certificates being sold hereunder or substantially similar securities of the Company for sale to, or solicited offers to buy any securities of the Company from, or otherwise approached or negotiated with respect thereto with any prospective purchaser other than AOL. The Company agrees that neither the Company nor anyone acting on its behalf will offer such securities of the Company or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Shares or Warrant Certificates being sold hereunder not exempt from the registration requirements of Section 5 of the Securities Act. None of the shares of the Company's capital stock issued and outstanding has been offered or sold in such a manner as to make the issuance and sale of such shares or the Shares or Warrant Certificates being sold hereunder not exempt from such registration requirements, and all such shares of capital stock have been offered and sold in compliance with all applicable federal and state securities laws.

                G. Litigation. Except as disclosed in Item 2.7 of the Schedule of Exceptions, there is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement, the Registration Rights Agreement or the Warrant Certificates or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, prospects, business, operations, or condition (financial or otherwise) of the Company or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                H. Patents and Trademarks.

                (a) The list set forth in Item 2.8 of the Schedule of Exceptions is a true and complete list and summary description of all patents, patent applications, registered trademarks, registered service marks, registered trade names and registered copyrights, and licenses and rights to the foregoing presently owned or held by the Company, none of which is in dispute or in any conflict with the right of any other person or entity except as indicated on Item 2.7 of the Schedule of Exceptions.

                (b) The Company's business as now conducted and as presently proposed to be conducted does not conflict with or infringe upon anyone's patents, copyrights, trademarks, trade secrets, trade dress, know how, processes, or other proprietary rights. The Company owns, or has the unrestricted right to use free and clear of all material liens, claims and restrictions, all patents, copyrights, trademarks, trade secrets, trade dress or other proprietary rights necessary for the conduct of its business as it is presently



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        conducted or currently contemplated to be conducted, without infringing on the right or claim of any person, any patents, copyrights, trademarks, trade secrets, trade dress, know how, processes, or other proprietary rights of others. Notwithstanding any other provision of this Agreement, the exceptions described in the Schedule of Exceptions do not apply to this subparagraph (b) of this Section IV. H.

        I. Compliance with Laws and Other Instruments. The Company is not in violation or default of any provisions of its Restated Articles or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company or any of its property, which violation or default would be materially adverse to the assets, properties, prospects, business, operations, or condition (financial or otherwise) of the Company. To the best knowledge of the Company, there is no contamination of any real property leased or operated by the Company that could subject the Company to liability in the aggregate in excess of $10,000 under any environmental laws or regulations. The execution, delivery and performance of this Agreement, the Registration Rights Agreement or the Warrant Certificates and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which violation, default, conflict or event would be materially adverse to the assets, properties, prospects, business, operations, or condition (financial or otherwise) of the Company.

        J. Agreements; Action.

                (a) Except as set forth in Item 2.10 of the Schedule of Exceptions, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound which involve (i) obligations of, or payments to the Company in excess of, $25,000; (ii) the license of any patent, copyright, trade secret or other proprietary right of the Company; (iii) material restrictions on the Company's business; or (iv) material proprietary rights of the Company.

                (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities or obligations (absolute or contingent), individually in excess of $10,000 or in excess of $25,000 in the aggregate not reflected in the balance sheet dated December 31, 1997 other than obligations or liabilities of the Company for compensation under employment, advisor or consulting agreements, or other than obligations or liabilities incurred in the ordinary course of business, (iii) made any loans or advances to any person, other than in the ordinary course of its business. Without limiting the generality of the foregoing, the Company does not know of any basis for the assertion against the Company of any material liabilities of the Company (not provided for in the documents listed in Item 2.10 of the Schedule of Exceptions or the Financial Statements).



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        K. Registration Rights. Except as set forth in (i) that certain Series A
Preferred Stock Purchase Agreement dated as of the 6th day of January 1995, as amended as of (A) the 27th day of February, 1996, (B) the 3rd day of July, 1996, and (C) the 12th day of July, 1996; (ii) that certain Series A Preferred Stock Purchase Agreement dated as of the 27th day of February, 1996 (collectively, the "Series A Stock Purchase Agreements"), (iii) that certain Series B Preferred Stock Purchase Agreement dated as of the 12th day of July, 1996, (iv) that certain Series C Preferred Stock Purchase Agreement dated as of the 26th day of September, 1997, and (v) that certain Series D Preferred Stock Purchase
Agreement (the "Series D Stock Purchase Agreement") and except as provided in the Registration Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggy-back rights, to any person or entity.

        L. Title to Property and Assets. The Company has good and marketable title to the property and assets it purports to own free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances, which liens, claims or encumbrances would be materially adverse to the Company. Except as set forth in Item 2.12 of the Schedule of Exceptions, the Company owns or has the right to use all assets (tangible and intangible), necessary for the conduct of its business as presently conducted and believes it can acquire the right to use or the ownership of all assets, necessary for the conduct of its business as it is proposed to be conducted, except for such assets that are individually or in the aggregate immaterial to the business of the Company. The Company knows of no assets required for the conduct of its business as it is presently conducted, or as it is proposed to be conducted, the right to use or ownership of which it is unlikely to obtain, except for such assets that are individually or in the aggregate immaterial to the business of the Company.

        M. Financial Statements. The Company has delivered to AOL its audited financial statements (income statement, balance sheet and cash flow statement) at and for the periods ended December 31, 1995, December 31, 1996, and unaudited financial statements (balance sheet and profit and loss statement) at and for the period ended December 31, 1997 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles on a consistent basis throughout the periods indicated. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end adjustments. All accounts receivable shown on the balance sheet constitute accounts receivable resulting from the sale of goods and services in the ordinary course of business, and, to the best knowledge of the Company, such accounts receivable are subject to no conditions as to payment, offsets, counterclaims, defenses of any kind, returns, allowances, or credits other than to the extent of the allowance for doubtful accounts shown thereon, and other than warranty claims that in the aggregate do not exceed $5,000. The Company has not received any material customer complaints concerning its products or services.

        N. Changes. Since December 31, 1997, there has not been (i) any change in the assets, liabilities, condition (financial or otherwise), business, or operating results, or to the best of the Company's knowledge, prospects of the Company from that reflected in the Financial Statements,



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

except changes in the ordinary course of business which have not been, in the aggregate, materially adverse; (ii) any damage, destruction or loss, whether or not covered by insurance, affecting in any material way the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted); (iii) any waiver by the Company of a material right or of a material debt owed to it or any satisfaction or discharge of any material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business; (iv) any change or amendment in any material respect to a material contract or agreement by which the Company or any of its assets or properties is bound or subject; or (v) any change in any compensation arrangement or agreement with any officer, director or key employee. For the purposes of this Section IV. N only, prospects shall not include general economic or industry trends. Notwithstanding any other provision of this Agreement, the exceptions described in the Schedule of Exceptions do not apply to this Section IV. N.

        O. Proprietary Information. To the best of the Company's knowledge, it has done nothing to compromise the secrecy, confidentiality or value of any of its trade secrets, know-how, inventions, prototypes, designs, processes or technical data required to conduct its business as now conducted or as proposed to be conducted and has taken security measures to protect the secrecy, confidentiality and value of all the intellectual property which it believes are reasonable and customary in the industry in which it operates. All of the Company's employees and consultants have executed a non-disclosure/invention assignments agreement in the form attached as Annex III to the Schedule of Exceptions. To the Company's knowledge, no employee of the Company in connection with such employee's employment with the Company, has violated the terms of any agreement with a previous employer.

        P. Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

        Q. Shareholder Agreements. Except as set forth in the Series A Preferred Stock Purchase Agreements, the Series B Preferred Stock Purchase Agreement, the Series C Preferred Stock Purchase Agreement, and the Series D Stock Purchase Agreement and in that certain Shareholders' Agreement of even date with the Series D Stock Purchase Agreement between and among the Company, various holders of Series C Preferred Stock and the Series D Preferred Stock and various Investors (the "Shareholders' Agreement"), there are presently no outstanding shareholder agreements, voting trusts, proxies or other arrangements or understandings between the Company and its shareholders, or among any of the shareholders of the Company, relating to either the voting or the disposition of their respective shares.

        R. Brokers or Finders. The Company has not engaged any broker, investment banker or finder in connection with the sale of the Shares or the Warrant Certificates.

        S. Disclosure. The Company has provided AOL with all information that AOL has requested in connection with AOL's decision to invest in the Shares and the Warrant Certificates.



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

To the best of the Company's knowledge after due inquiry, neither this Agreement nor any other written statement made or delivered in connection herewith contains any untrue statement of a material fact or, taking this Agreement and all such written statements as a whole, omits to state a material fact necessary to make statements herein or therein misleading; provided, however, with respect to any projections or expressions of opinion or predictions, the Company represents only that such projections or expressions of opinions and predictions were made in good faith and that the Company believes that there is a reasonable basis therefor.

        T. Insurance. Set forth in Item 2.20 of the Schedule of Exceptions is a true and complete list of all current insurance policies of the Company, all of which are in full force and effect.

        U. Taxes. The Company has accurately prepared and timely filed all federal, state and local reports, returns, estimates, declarations, information returns and statements with respect to taxes (together, "Tax Returns") that are required to be filed by it and has paid or made provision for the payment of all taxes due with respect to the periods covered by such Tax Returns. The provision for taxes in the financial statements is sufficient for the payment of all accrued and unpaid taxes. No such Tax Returns of the Company have been audited by any taxing authority, and there are no waivers in effect of the applicable statute of limitations for any period. No deficiency assessment or proposed adjustment of federal income taxes or state or municipal taxes of the Company is pending and the Company has no knowledge of any proposed liability for any tax to be imposed. There are no tax sharing agreements or similar contracts or arrangements to which the Company is a party. The Company has not been a member of an affiliated group (within the meaning of Section 1504 of the Internal Revenue Code), filing a consolidated federal income Tax Return. No closing agreement pursuant to Section 7121 of the Internal Revenue Code, or similar provision of any state or local law, has been entered into by or with respect to the Company. For the purpose of this Section IV.U, "tax" or "taxes" shall mean all federal, state, local or foreign taxes, including but not limited to income, gross receipts, windfall profits, alternative minimum, value added, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

        V. ERISA. Except as listed in Item 2.22 of the Schedule of Exceptions, the Company does not maintain, sponsor, or contribute to any program or arrangement that is an "employee pension benefit plan" (a "Pension Plan"), an "employee welfare benefit plan" or a "multiemployer plan", as those terms are defined in Section 3(2), 3(1), and 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except as listed in Item 2.22 of the Schedule of Exceptions, the Company has no other incentive or benefit arrangements. Each plan listed on Item 2.22 of the Schedule of Exceptions which is subject to ERISA is in substantial compliance with ERISA. Each plan listed on
Item 2.22 of the Schedule of Exceptions which is a Pension Plan intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, has been amended to comply with the qualification provisions of the Tax Reform Act of 1986 and subsequent legislation before the expiration of the applicable remedial amendment period and has received a favorable determination letter from the Internal Revenue Service, and the Company is not aware of circumstances likely to result in the revocation of any such favorable determination letter. Other than as set forth in Item 2.22, there are no other deferred compensation, bonus, incentive, profit sharing, retirement or other employee compensation arrangements or plans.

        W. Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the best knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, condition (financial or otherwise), operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer, key employee, key consultant or key contractor, or that any group of key employees, intends to terminate such person's employment or relationship with the Company, as the case may be, nor does the Company have a present intention to terminate the employment of or relationship with any of the foregoing persons.

        X. Additional Representations and Warranties. All representations and warranties of the Company contained in an underwriting agreement entered into by the Company in connection with the IPO (the "Underwriting Agreement"), between the Company and the several underwriters named therein (the "Underwriters"), except those that refer specifically to the Underwriting Agreement or arrangements with the Underwriters that are not germane to the placement of the Shares or the IPO Warrant Certificate (other than those related generally to the IPO), shall, effective upon the Closing Date, be deemed incorporated herein by reference and made a part hereof as if set forth herein in their entirety and AOL shall be entitled to fully rely thereon.

        Y. Private Placement. The offer and sale of the Shares and the Warrant Certificates by the Company are being accomplished in a transaction exempt from registration under Section 5 of the Securities Act and from registration or qualification under all applicable state securities and "Blue-Sky" laws.

V. Representations of AOL. AOL hereby represents and warrants to the Company as of the date of this Agreement and as of the Closing Date as follows:

        A. Due Organization, Good Standing and Authority of the Purchaser and the Founders. AOL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. AOL has full right, power and authority to enter into this Agreement, the Registration Rights Agreement and the Warrant Certificates and perform its obligations hereunder and thereunder.

        B. Authorization and Validity of Agreements. This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by AOL and, assuming the due authorization, execution and delivery by the Company, constitute valid and binding obligations of AOL enforceable against AOL in accordance with their terms, except as affected by (i) bankruptcy or insolvency laws or (ii) equitable principles or public policy.

        C. No Conflict with Other Instruments; No Approvals Required Except as Have Been Obtained. The execution and delivery of this Agreement and the Registration Rights Agreement by AOL and compliance by AOL with the terms and conditions hereof and thereof, will not violate, with or without the giving of notice or the lapse of time, or both, or require any registration, qualification, approval or filing under, any provision of law, statute, ordinance or regulation applicable to AOL and will not conflict with, or require any consent or approval under, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of AOL under, or result in the creation of any claim, lien, charge or encumbrance upon any of the properties, assets or businesses of AOL pursuant to the Certificate of Incorporation or By-laws of AOL or any order, judgment, decree, law, ordinance or regulation applicable to the AOL, or any contract, instrument, agreement or restriction to which AOL is a party or by which AOL or any of its assets or properties is bound, in each case, that would prevent AOL from entering into this Agreement or the Registration Rights Agreement or from consummating the transactions contemplated in accordance with the terms hereof.

        D. Purchaser Awareness. AOL acknowledges, agrees and is aware that the Shares, the Warrant Certificates and the shares of Common Stock to be issued upon the exercise thereof (the "Warrant Shares") have not been registered under the Securities Act, as amended, or under the securities laws of any other jurisdiction, including any state of the United States. An offer or sale of the Shares or the Warrant Shares by AOL in the absence of registration under such securities laws will require the availability of an exemption thereunder. A restrictive legend in substantially the form set forth in Section VI hereof shall be placed on the certificates representing the Shares, the Warrant Certificates and the Warrant Shares and a notation shall be made in the appropriate records of the Company indicating that the securities representing the Shares and the Warrant Shares are subject to restrictions on transfer.

        E. Receipt of Information, Access to Information, Investment Intent. AOL acknowledges that it:

            (1) has been furnished with sufficient information regarding the Company and its prospects such that it has been able to understand and evaluate the risks of a purchase of the Company's securities;

            (2) has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering of the Company's securities hereunder and other matters pertaining to an investment therein, has been given the opportunity to obtain such additional information necessary to evaluate the merits and risks of a purchase of the securities to the extent the Company possesses such information, and has received all documents and information that it has requested relating to an investment in the securities provided, however, that the foregoing shall not derogate from or diminish the representations and warranties of the Company contained or to be incorporated herein or the right of AOL to rely thereon;

            (3) has carefully considered and has, to the extent AOL believes such discussion necessary, discussed with its professional legal, financial and tax advisors, the suitability of an investment in the securities;

            (4) understands that the Shares and Warrant Certificates to be received by AOL hereunder will be acquired for investment for AOL's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that AOL has no present intention of otherwise distributing the same, except pursuant to an effective registration statement under the Securities Act or an exempt transaction. By executing this Agreement, AOL further represents that AOL does not have any contract, undertaking, agreement or arrangement with any person (other than the Company) to sell, transfer or grant participations to such person or to any third person, with respect to such securities, or any portion thereof;

            (5) is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares and Warrant Certificates; and

            (6) understands that the Shares and the Warrant Certificates are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares and the Warrant Certificates may be resold without registration under the Securities Act only in certain limited circumstances. In this connection AOL represents that it is familiar with Securities and Exchange Commission ("SEC") Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

        F. Accredited Investor Status. AOL is an Accredited Investor as such term is defined in Regulation D under the Securities Act.

VI. Restrictions on Transfer. The Shares, the Warrant Certificates and the Warrant Shares shall not be transferable except upon the conditions specified in this Article VI, which are intended to insure compliance with the provisions of the Securities Act in respect of the transfer of any of the Shares, the Warrant Certificates or Warrant Shares and, with respect to the Private Placement Warrant Certificate and the shares of Common Stock to be issued upon the exercise thereof, to insure compliance with the Bylaws of the Company.

        A. Restrictive Legends. Each certificate representing the Shares or the Warrant Shares shall (unless otherwise permitted by the provisions of this Article VI) be stamped or otherwise imprinted with a legend in substantially the following form:

               "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT IS IN EFFECT UNDER THE SECURITIES ACT AND

               ANY APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES OR A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT NO REGISTRATIONS ARE REQUIRED UNDER SUCH SECURITIES LAWS."

provided, however, that the following additional language shall be added to the foregoing legend with respect to the Private Placement Warrant Certificate and the shares of Common Stock to be issued upon the exercise thereof:

               "AND ARE SUBJECT TO RESTRICTIONS UPON TRANSFER SET FORTH IN THE BYLAWS OF THE COMPANY AND MAY NOT BE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH BYLAWS."

        B. Notice of Proposed Transfers.

            (1) The holder of the Shares or Warrant Shares bearing a restrictive legend set forth in Section VI.A above ("Restricted Common Stock"), by acceptance thereof, agrees that, unless a registration statement is in effect under the Securities Act and under applicable securities laws with respect to such Restricted Common Stock, prior to any transfer or attempted transfer of such Restricted Common Stock, such holder will give the Company (i) written notice describing the proposed transfer of any Restricted Common Stock in reasonable detail, (ii) such other information about the proposed transfer of such Restricted Common Stock or the proposed transferee of such Restricted Common Stock as the Company may reasonably request and (iii) an opinion of counsel (both counsel and opinion reasonably satisfactory to the Company) to the effect that the proposed transfer of such Restricted Common Stock may be effected without registration of such Restricted Common Stock under the Securities Act and under other applicable securities laws.

        (2) If the holder of the Restricted Common Stock delivers to the Company an opinion of counsel that subsequent transfers of such Restricted Common Stock will not require registration or qualification under the Securities Act or under other applicable securities laws, the Company will or will cause the transfer agent for such Restricted Common Stock promptly (but in any event within 3 business days) after such contemplated transfer to deliver new certificates for such Restricted Common Stock that do not bear that section of the restrictive legend set forth in Section VI.A above imposed by the Securities Act and under other applicable securities laws of any other jurisdictions. If the foregoing conditions entitling the holder to effect a proposed transfer of such Restricted Common Stock without registration under the Securities Act and under other applicable securities laws have not been satisfied, AOL shall not transfer the Restricted Common Stock, and the Company will cause the transfer agent not to transfer such Restricted Common Stock on its books or issue any certificates representing such Restricted Common Stock. Any purported transfer of Restricted Common Stock not in accordance with applicable securities laws shall be void.

            (3) The restrictions imposed by this Agreement with respect to the Securities Act and under other applicable securities laws of any other jurisdictions upon the transferability of any particular shares of Restricted Common Stock shall cease and terminate when such shares of Restricted Common Stock have been sold pursuant to an effective registration statement under the Securities Act or under other applicable securities laws or transferred pursuant to Rule 144 promulgated under the Securities Act or need not bear the legend under Rule 144(k). The holder of any Restricted Common Stock as to which such restrictions shall have terminated shall be entitled to receive from the Company, without expense, a new certificate representing Common Stock that does not bear the restrictive legend set forth above imposed by the Securities Act and under other applicable securities laws of any other jurisdictions.

            (4) As used in this Agreement, the term "transfer" encompasses any sale, transfer, pledge or other disposition of any Common Stock referred to herein.

        C. Additional Covenants.

            (1) Delivery of Financial Statements. The Company shall deliver to AOL for as long as AOL (together with its affiliates) holds, or has the right to acquire upon exercise or exchange of Warrant Certificates, not less than 100,000 Warrant Shares, as adjusted for stock splits, stock dividends, reclassifications and similar events:

                (i) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and a cash flow statement, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP") audited by independent public accountants of recognized national standing; and

                (ii) within forty-five (45) days of the end of each quarter, a statement of operations, cash flow analysis and balance sheet for and as of the end of such quarter, in reasonable detail; such quarterly statements shall also compare actual performance to budget and to the prior year's comparable period.

            (2) Termination of Covenants. The covenants set forth in Section C(1) above shall terminate and be of no further force or effect upon the consummation of the IPO or the Company first becomes subject to the periodic reporting requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, whichever event shall first occur.

            (3) Insurance. The Company shall keep and maintain in full force and effect (i) fire and casualty insurance policies, with extended coverage, reasonably sufficient in amount to allow it to replace any of its properties that might be damaged or destroyed and (ii) general liability insurance in amounts customary for entities in similar business and at a similar stage of development.

        D. California Commissioner of Corporations. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH

THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

VII. Miscellaneous.

        A. Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the parties contained in this Agreement and in any document delivered or to be delivered pursuant to this Agreement and in connection with the Closing hereunder shall survive the Closing. The parties have made no representations or warranties other than those that are expressly set forth or incorporated by reference in this Agreement.

        B. Entire Agreement. This Agreement (including the Schedules, Exhibits and Annexes hereto), together with the Registration Rights Agreement and the Warrant Certificates to which any of the parties hereto are parties, constitutes the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

        C. Severability. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or lack of authorization without invalidating the remaining provisions hereof or affecting the validity, unenforceability or legality of such provision in any other jurisdiction.

        D. Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto, and their respective successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        E. Amendment; Waiver. No provision of this Agreement may be amended, waived or otherwise modified except by an instrument in writing executed by the parties hereto.

        F. Expenses. Each party shall pay its own fees and expenses, including attorney's fees, incurred in connection with this Agreement and the other agreements and transactions contemplated hereby.

        G. Assignment. Neither party can assign this Agreement without the prior written consent of the other provided that AOL may assign this Agreement to an affiliate and provided, further, that in the event of a party's sale, consolidation, or merger, or the sales of substantially all of such party's assets the other party's prior approval shall not be required.

        H. Headings. The Articles and Section headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

        I. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

        J. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of California without giving effect to the principles of conflicts of laws thereof.

        K. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

        L. Notices and Payment.

            (1) All notices, requests, demands and other communications hereunder shall be in writing and, except to the extent otherwise provided in this Agreement, shall be deemed to have been duly given if delivered by same day or next day courier or mailed, registered mail, return receipt requested, or transmitted by telegram, telex or facsimile:

                       if to AOL:

                               America Online, Inc.
                               22000 AOL Way
                               Dulles, Virginia  20166
                               Fax No.:  (703) 265-1202
                               Attention:  David Colburn and the General Counsel

                       with a copy to:

                                  Orrick, Herrington & Sutcliffe LLP
                                  666 Fifth Avenue
                                  New York, NY 10103
                                  Attention:  Martin H. Levenglick

                       if to the Company

                               CyberSource Corporation
                               a/k/a "software.net"
                               3031 Tisch Way, Suite 900
                               San Jose, CA  95128
                               Fax No.:  (408) 241-8258
                               Attention:  President
                       with a copy to:

                               Jackson Tufts Cole & Black, LLP
                               60 South Market Street, 10th Floor
                               San Jose, CA  95113
                               Fax No.:  (408) 998-4889
                               Attention: Richard Scudellari, Esq.

A notice hereunder shall be deemed to have been given on the day such notice is sent or transmitted; provided, however, that if such notice is sent by next-day courier it shall be deemed to have been given the day following sending and, if by registered mail, five business days following sending and if sent by facsimile, when receipt is acknowledged by recipient's facsimile machine operator.

            (2) Unless otherwise provided in this Agreement, payments hereunder shall be made by wire transfer of immediately available funds.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        CYBERSOURCE CORPORATION,
                                        a California corporation


                                        By [SIG]
                                           -------------------------------------
                                        Name:
                                        Title:



                                        AMERICA ONLINE, INC., a
                                        Delaware Corporation


                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                            EXHIBIT A TO COMMON STOCK
                       AND WARRANTS SUBSCRIPTION AGREEMENT

                        FORM OF IPO WARRANT CERTIFICATE

                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT IS IN EFFECT UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES OR A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT NO REGISTRATIONS ARE REQUIRED UNDER SUCH SECURITIES LAWS.



Warrant No. ___                                         [__________](1) Warrants
                                                          (Subject to Adjustment
                                                             as Provided Herein)

                             CYBERSOURCE CORPORATION

                               WARRANT CERTIFICATE

        This warrant certificate ("Warrant Certificate") certifies that for value received AMERICA ONLINE, INC., 22000 AOL Way, Dulles, Virginia 20166, or its registered assigns (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder thereof to purchase one fully paid and non-assessable share of Common Stock, no par value ("Common Stock"), of CyberSource Corporation a/k/a "software.net", a California corporation (the "Company"), at a purchase price of $______________2 per share of Common Stock in lawful money of the United States of America in cash or by certified or cashier's check or a combination of cash and certified or cashier's check (subject to adjustment as hereinafter provided).


------------------

        (1) 1.5 times the number of shares of Common Stock purchased by AOL pursuant to the Common Stock and Warrants Subscription Agreement.

        (2) Price per share paid by the public in the IPO (as defined in the Common Stock and Warrants Subscription Agreement) less underwriter discount.

        1. Warrant; Purchase Price. Each Warrant shall entitle the Holder initially to purchase one share of Common Stock of the Company and the purchase price payable upon exercise of the Warrants shall initially be $___________ per share of Common Stock (the "Purchase Price"). The Purchase Price and number of shares of Common Stock issuable upon exercise of each Warrant are subject to adjustment as provided in Article 6. The shares of Common Stock issuable upon exercise of the Warrants (and/or other shares of Common Stock so issuable by reason of any adjustments pursuant to Article 6) are sometimes referred to herein as the "Warrant Shares."

        2. Exercise; Expiration Date.

               2.1. The Warrants are exercisable, at the option of the Holder, in whole or in part at any time and from time to time in an amount up to [_____](3) Warrants for each full month following March ____, 1998 and ending, in each case, on the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times the number of Warrants to be exercised. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants. Notwithstanding the foregoing provisions of this Section 2.1, in the event of a Change of Control (as hereafter defined), any outstanding Warrants granted hereunder that are not then exercisable, in accordance with the vesting provisions set forth in this Section 2.1, shall become immediately exercisable. For purposes of this Section 2.1, a Change of Control shall mean (i) at such time as any person (other than existing shareholders of the Company) obtains the right to designate a majority of the members of the Company's Board of Directors or acquires sufficient shares of the Company's outstanding voting stock to cause the election of a majority of the seats on the Company's Board of Directors,
(ii) the Company merges with another entity and the Company's stockholders prior to the merger do not retain control of the combined entity, or (iii) the Company sells substantially all of its assets or capital stock.

               2.2. The term "Expiration Date" shall mean 5:00 p.m. California time on March ___, 200__(4) or if such day shall in the State of California be a holiday or a day on which banks are authorized to close, then 5:00 p.m. California time the next following day which in the State of California is not a holiday or a day on which banks are authorized to close.

        3. Registration and Transfer on Company Books.

               3.1. The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the Warrant Shares.

        (1)    One thirty-sixth of total Warrants issued.

        (2)    Seven years from date of issuance.

               3.2. Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

        4. Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of capital stock as shall then be issuable upon the exercise or exchange of all outstanding Warrants and upon conversion of shares issuable upon exercise of such Warrants. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each national securities exchange, if any, or the Nasdaq National Market on which the other shares of such outstanding capital stock of the Company are then listed or traded.

        5. Loss or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company (provided that if Holder is an institutional investor or a nominee of an institutional investor, such institutional investor's own unsecured agreement of indemnity shall be deemed to be satisfactory for such purpose), or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

        6. Adjustment of Purchase Price and Number of Shares Deliverable.

               6.1. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                      (a) In case the Company shall (i) declare a dividend or make a distribution on its Common Stock payable in shares of its capital stock,
(ii) subdivide its outstanding shares of Common Stock through stock split or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph
(a) shall become effective retroactively as of the record date of such event.

                      (b) In case the Company shall issue rights, options or warrants or securities convertible into or exercisable or exchangeable directly or indirectly into Common

Stock to all holders of its shares of Common Stock, entitling them to subscribe for or purchase shares of Common Stock at a price per share which (together with the value of the consideration, if any, payable for such rights, options, warrants or convertible securities) is lower on the record date referred to below than the then Market Price Per Share of such Common Stock (as determined pursuant to Section 9.2) the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares immediately theretofore purchasable upon exercise of each Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Market Price Per Share of such Common Stock. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities. In the case such subscription price may be paid in consideration, part of which or all which is in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Directors of the Company.

                      (c) In case the Company shall distribute to all holders of its shares of Common Stock, or all holders of Common Stock shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its Common Stock referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness (other than any rights, options, warrants or convertible securities referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of the Warrant Shares (as determined pursuant to Section 9.2) on the record date mentioned below in this paragraph (c), and of which the denominator shall be the then Market Price Per Share of the Warrant Shares on such record date, less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributable with respect to each Warrant Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                      (d) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Common Stock are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition that appropriate provisions shall be made so that such Holder shall thereafter be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 6 with respect to rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Article 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this
Section 6.1(d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                      (e) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this Section 6.1, the Purchase Price with respect to the Warrant Shares shall be accordingly adjusted in order to reflect the number of Warrant Shares then and thereafter issuable.

               6.2. In the event the Company shall declare a dividend, or make a distribution to the holders of its Series D Preferred generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding any dividend or distribution referred to in Section 6.1(a) or (c) above), the Purchase Price of each Warrant shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 6.2, the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Series D Preferred and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Series D Preferred as determined in good faith by the Board of Directors of the Company.

               6.3. No adjustment in the number of Warrant Shares purchasable under the Warrants, or in the Purchase Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Purchase Price thereof; provided, however, that any adjustments which by reason of this Section 6.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Purchase Price thereof shall be rounded to the nearest share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Purchase Price thereof, in addition to those required by such Section, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.

               6.4. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

               6.5. In the event that at any time prior to the expiration of the Warrants and prior to their exercise:

                      (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Common Stock); or

                      (b) the Company shall offer for subscription to the holders of the Common Stock (as a class) any additional shares of stock of any class or any other securities convertible into Common Stock or any rights to subscribe thereto; or

                      (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Common Stock, regardless of the effect of any such event on the outstanding number of shares of Common Stock; or

                      (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Common Stock; or

                      (e) there shall be any capital change in the Company as set forth in Section 6.1(d); or

                      (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity); (each such event hereinafter being referred to as a "Notification Event"); or

the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, or if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrants.

               6.6. The form of Warrant Certificate need not be changed because of any change in the Purchase Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this
Section 6, and Warrant Certificates issued before or after such change may state the same Purchase Price, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

        7. Conversion Rights.

               7.1. In lieu of exercising of any portion of the Warrants as provided in Section 2.1 hereof, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a) the number of shares of Common Stock then issuable upon the exercise of each Warrant multiplied by (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Purchase Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

               7.2. The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding, provided that they are at the time currently exercisable. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit
B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

        8. Voluntary Adjustment by the Company. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

        9. Fractional Shares and Warrants; Determination of Market Price Per Share.

               9.1. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Common Stock in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Common Stock unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Common Stock called for thereby upon receipt of the Purchase Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Common Stock, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

               9.2. As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock on any date shall mean the average closing price per share of the Company's Common Stock for the five trading days immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such Common Stock on Nasdaq National Market or any comparable system, or if such Common Stock is not reported on Nasdaq National Market or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of such Common Stock as determined in good faith by the Board of Directors of the Company.

        10. Registration and Information Rights. The Holder shall be entitled to the registration rights, the special covenants of the Company relating to certain rights to information, and other covenants contained in that certain Registration Rights Agreement dated as of March ___, 1998, between the Holder and the Company and Common Stock and Warrant Subscription Agreement dated as of March ___, 1998, between the Holder and the Company (the "Subscription Agreement").

        11. Transferability of Warrant. THIS WARRANT CERTIFICATE AND/OR THE WARRANTS MAY ONLY BE TRANSFERRED UPON COMPLIANCE WITH THE TERMS OF THE SUBSCRIPTION AGREEMENT.

        12. Amendments.

               12.1. Any term of this Warrant Certificate may be amended and the observance of any term of the Warrant Certificate may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

               12.2. No waivers of, or exceptions to, any term, condition or provision of this Warrant Certificate, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

        13. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ___ day of _____________, 199__


                             CYBERSOURCE CORPORATION, a California corporation.

                             By:     ___________________________________________
                             Name:   ___________________________________________
                             Title:  ___________________________________________


Acknowledged and Agreed
this ___ day of _________, 199_


AMERICAN ONLINE, INC., a
Delaware Corporation


By:  ______________________________________________
Name:  ____________________________________________
Title:  ___________________________________________

                                    EXHIBIT A

                               NOTICE OF EXERCISE

        The undersigned hereby irrevocably elects to exercise, pursuant to
Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.



                         By:      __________________________________
                         Name:    __________________________________
                         Address: __________________________________
                                  __________________________________
                                  __________________________________

                                    EXHIBIT B

                              NOTICE OF CONVERSION

        The undersigned hereby irrevocably elects to convert, pursuant to
Section 7 of the Warrant Certificate accompanying this Notice of Conversion, _________ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of the Common Stock of the Company (the "Shares"). The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.





                         By:              __________________________________
                         Name:            __________________________________
                         Address:         __________________________________
                                          __________________________________

                            EXHIBIT B TO COMMON STOCK
                       AND WARRANTS SUBSCRIPTION AGREEMENT

                  FORM OF PRIVATE PLACEMENT WARRANT CERTIFICATE


               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT IS IN EFFECT UNDER THE SECURITIES ACT AND ANY APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES OR A WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY IS PROVIDED TO THE COMPANY TO THE EFFECT THAT NO REGISTRATIONS ARE REQUIRED UNDER SUCH SECURITIES LAWS AND ARE SUBJECT TO RESTRICTIONS UPON TRANSFER SET FORTH IN THE BYLAWS OF THE COMPANY AND MAY NOT BE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH BYLAWS.


Warrant No. 1                                                   369,578 Warrants
                                                          (Subject to Adjustment
                                                             as Provided Herein)

                             CYBERSOURCE CORPORATION

                               WARRANT CERTIFICATE


        This warrant certificate ("Warrant Certificate") certifies that for value received AMERICA ONLINE, INC., 22000 AOL Way, Dulles, Virginia 20166, or its registered assigns (the "Holder") is the owner of the number of warrants ("Warrants") specified above, each of which entitles the Holder thereof to purchase, one fully paid and non-assessable share of Series D Preferred Stock, no par value ("Series D Preferred"), of CyberSource Corporation a/k/a "software.net", a California corporation (the "Company"), at a purchase price per share of Series D Preferred $2.60 (the "Purchase Price"). The Purchase Price shall be payable in lawful money of the United States of America in cash or by certified or cashier's check or a combination of cash and certified or cashier's check (subject to adjustment as hereinafter provided). As used in this Agreement, Private Financing means any private placement by the Company of its securities (other than pursuant to a short-term interim bridge financing) with investors in exchange for an investment of new capital.

        1. Warrant; Purchase Price. The Purchase Price and number of shares of Series D Preferred issuable upon exercise of each Warrant are subject to adjustment as provided in Article 6. The shares of Series D Preferred issuable upon exercise of the Warrants (and/or other shares of Series D Preferred so issuable by reason of any adjustments pursuant to Article 6) are sometimes referred to herein as the "Warrant Shares."

        2.     Exercise; Expiration Date.

               2.1. The Warrants are exercisable, at the option of the Holder, in whole or in part at any time and from time to time in an amount up to 10,266 Warrants for each full month following March 1, 1998 and ending, in each case, on the Expiration Date, upon surrender of this Warrant Certificate to the Company together with a duly completed Notice of Exercise, in the form attached hereto as Exhibit A, and payment of an amount equal to the Purchase Price times the number of Warrants to be exercised. In the case of exercise of less than all the Warrants represented by this Warrant Certificate, the Company shall cancel the Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate for the balance of such Warrants. Notwithstanding the foregoing provisions of this Section 2.1, under no circumstances will any Warrants be exercisable until after August 31, 1999 except in the event of a Change of Control (as hereafter defined), in which case any outstanding Warrants granted hereunder that are not then exercisable, in accordance with the vesting provisions set forth in this Section 2.1, shall become immediately exercisable. For purposes of this Section 2.1, a Change of Control shall mean (i) any person (other than existing shareholder(s) of the Company) obtains the right to designate a majority of the members of the Company's Board of Directors or acquires sufficient shares of the Company's outstanding voting stock to cause the election of a majority of the seats on the Company's Board of Directors,
(ii) the Company merges with another entity and the Company's stockholders prior to the merger do not retain control of the combined entity, or (iii) the Company sells substantially all of its assets or capital stock.

               2.2. The term "Expiration Date" shall mean the earlier to occur of (i) 5:00 p.m. California time on March ___, 2006 or if such day shall in the State of California be a holiday or a day on which banks are authorized to close, then 5:00 p.m. California time the next following day which in the State of California is not a holiday or a day on which banks are authorized to close and (ii) immediately prior to the consummation of the IPO (as defined in the Marketing Agreement).

        3.     Registration and Transfer on Company Books.

               3.1. The Company shall maintain books for the registration and transfer of the Warrants and the registration and transfer of the Warrant Shares.

               3.2. Prior to due presentment for registration of transfer of this Warrant Certificate, or the Warrant Shares, the Company may deem and treat the registered Holder as the absolute owner thereof.

        4. Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized capital stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Series D Preferred as shall then be issuable upon the exercise or exchange of all outstanding Warrants and such number of shares of Common Stock as shall be issuable upon conversion of shares of Series D Preferred. The Company covenants that all shares of capital stock which shall be issuable upon exercise of the Warrants shall be duly and validly issued and fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and that upon issuance, and conversion of any shares of Series D Preferred in shares of Common Stock, such shares shall be listed on each national securities exchange, if any, on which the other shares of such outstanding capital stock of the Company are then listed.

        5. Loss or Mutilation. Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company (provided that if Holder is an institutional investor or a nominee of an institutional investor, such institutional investor's own unsecured agreement of indemnity shall be deemed to be satisfactory for such purpose), or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver in lieu thereof a new Warrant Certificate representing an equal number of Warrants.

        6.     Adjustment of Purchase Price and Number of Shares Deliverable.

               6.1. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price with respect to the Warrant Shares shall be subject to adjustment as follows:

                      (a) In case the Company shall (i) declare a dividend or make a distribution on its shares of Series D Preferred payable in shares of its capital stock, (ii) subdivide its outstanding shares of Series D Preferred through stock split or otherwise, (iii) combine its outstanding shares of Series D Preferred into a smaller number of shares of Series D Preferred, or (iv) issue by reclassification of its Series D Preferred (including any reclassification in connection with a consolidation or merger in which the Company is the continuing corporation) other securities of the Company, the number and/or nature of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective retroactively as of the record date of such event.

                      (b) In case the Company shall distribute to all holders of its shares of Series D Preferred, or all holders of shares of Series D Preferred shall otherwise become entitled to receive, shares of capital stock of the Company (other than dividends or distributions on its shares of Series D Preferred referred to in paragraph (a) above), evidences of its indebtedness or rights, options, warrants or convertible securities providing the right to subscribe for or purchase any shares of the Company's capital stock or evidences of its indebtedness, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of each Warrant, by a fraction, of which the numerator shall be the then Market Price Per Share of the Warrant Shares (as determined pursuant to Section 9.2) on the record date mentioned below in this paragraph (b), and of which the denominator shall be the then Market Price Per Share of the Warrant Shares on such record date, less the then fair value (as determined by the Board of Directors of the Company, in good faith) of the portion of the shares of the Company's capital stock other than Common Stock, evidences of indebtedness, or of such rights, options, warrants or convertible securities, distributable with respect to each Warrant Share. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactively as of the record date for the determination of shareholders entitled to receive such distribution.

                      (c) In the event of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation (other than a consolidation or merger in which the outstanding shares of the Company's Series D Preferred are not converted into or exchanged for other rights or interests), or in the case of any sale, transfer or other disposition to another corporation of all or substantially all the properties and assets of the Company, the Holder of each Warrant shall thereafter be entitled to purchase (and it shall be a condition to the consummation of any such reorganization, reclassification, merger, sale, transfer or other disposition that approriate provisions shall be made so that such holder shall be entitled to purchase) the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have been entitled to receive had such Warrants been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition; and in any such case appropriate adjustments shall be made in the application of the provisions of this Article 6 with respect to rights and interest thereafter of the Holder of the Warrants to the end that the provisions of this Article 6 shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter purchasable upon the exercise of the Warrants. The provisions of this Section 6.1(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                      (d) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as provided in this Section 6.1, the Purchase Price with respect to the Warrant Shares shall be accordingly adjusted in order to reflect the number of Warrant Shares then and thereafter issuable.

               6.2. In the event the Company shall declare a dividend, or make a distribution to the holders of its Series D Preferred generally, whether in cash, property or assets of any kind, including any dividend payable in stock or securities of any other issuer owned by the Company (excluding any dividend or distribution referred to in Section 6.1(a) or (c) above), the Purchase Price of each Warrant shall be reduced, without any further action by the parties hereto, by the Per Share Value (as hereinafter defined) of the dividend. For purposes of this Section 6.2, the "Per Share Value" of a cash dividend or other distribution shall be the dollar amount of the distribution on each share of Series D Preferred and the "Per Share Value" of any dividend or distribution other than cash shall be equal to the fair market value of such non-cash distribution on each share of Series D Preferred as determined in good faith by the Board of Directors of the Company.

               6.3. No adjustment in the number of Warrant Shares purchasable under the Warrants, or in the Purchase Price with respect to the Warrant Shares, shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of Warrant Shares issuable upon the exercise of such Warrant, or in the Purchase Price thereof; provided, however, that any adjustments which by reason of this Section 6.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All final results of adjustments to the number of Warrant Shares and the Purchase Price thereof shall be rounded to the nearest share or the nearest cent, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Warrant Shares purchasable upon the exercise of each Warrant, or in the Purchase Price thereof, in addition to those required by this Section 6, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Series D Preferred, subdivision, reclassification or combination of shares of Series D Preferred, issuance of rights, warrants or options to purchase Series D Preferred, or distribution of shares of stock other than Series D Preferred, evidences of indebtedness or assets (other than distributions of cash out of retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Series D Preferred shall not result in any tax to the holders of its Series D Preferred or securities convertible into Series D Preferred.

               6.4. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Purchase Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail to the Holder, at the address of the Holder shown on the books of the Company, a notice of such adjustment or adjustments, prepared and signed by the Chief Financial Officer or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Purchase Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

               6.5. In the event that at any time prior to the expiration of the Warrants and prior to their exercise:

                      (a) the Company shall declare any distribution (other than a cash dividend or a dividend payable in securities of the Company with respect to the Series D Preferred); or

                      (b) the Company shall offer for subscription to the holders of the Series D Preferred (as a class) any additional shares of stock of any class or any other securities convertible into Series D Preferred or any rights to subscribe thereto; or

                      (c) the Company shall declare any stock split, stock dividend, subdivision, combination, or similar distribution with respect to the Series D Preferred, regardless of the effect of any such event on the outstanding number of shares of Series D Preferred; or

                      (d) the Company shall declare a dividend, other than a dividend payable in shares of the Company's own Series D Preferred; or

                      (e) there shall be any capital change in the Company as set forth in Section 6.1(c); or

                      (f) there shall be a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets and business as an entity); (each such event hereinafter being referred to as a "Notification Event"), the Company shall cause to be mailed to the Holder, not less than 20 days prior to the record date, if any, in connection with such Notification Event (provided, however, that if there is no record date, or if 20 days prior notice is impracticable, as soon as practicable) written notice specifying the nature of such event and the effective date of, or the date on which the books of the Company shall close or a record shall be taken with respect to, such event. Such notice shall also set forth facts indicating the effect of such action (to the extent such effect may be known at the date of such notice) on the Purchase Price and the kind and amount of the shares of stock or other securities or property deliverable upon exercise of the Warrants.

               6.6. The form of Warrant Certificate need not be changed because of any change in the Purchase Price, the number of Warrant Shares issuable upon the exercise of a Warrant or the number of Warrants outstanding pursuant to this
Section 6, and Warrant Certificates issued before or after such change may state the same Purchase Price, the same number of Warrants, and the same number of Warrant Shares issuable upon exercise of Warrants as are stated in the Warrant Certificates theretofore issued pursuant to this Agreement. The Company may, however, at any time, in its sole discretion, make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof, and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

        7.     Conversion Rights.

               7.1. In lieu of exercising of any portion of the Warrants as provided in Section 2.1 hereof, the Warrants represented by this Warrant Certificate (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a) the number of shares of Common Stock issuable upon conversion of the shares of Series D Preferred then issuable upon the exercise of each Warrant multiplied by (b) the excess, if any, of (i) the Market Price Per Share (as determined pursuant to Section 9.2) with respect to the date of conversion over (ii) the Purchase Price in effect on the business day next preceding the date of conversion, divided by (2) the Market Price Per Share with respect to the date of conversion.

               7.2. The conversion rights provided under this Section 7 may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding, provided that they are at the time currently exercisable. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant Certificate accompanied by a duly completed Notice of Conversion in the form attached hereto as Exhibit B. The Warrants (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant Certificate for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Series D Preferred to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant Certificate is being converted in part only, a new certificate of like tenor and date for the balance of the unconverted portion of the Warrant Certificate.

        8. Voluntary Adjustment by the Company. The Company may, at its option, at any time during the term of the Warrants, reduce the then current Purchase Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

        9. Fractional Shares and Warrants; Determination of Market Price Per Share.

               9.1. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fraction of a share of Series D Preferred in connection with the exercise of Warrants. Warrants may not be exercised in such number as would result (except for the provisions of this paragraph) in the issuance of a fraction of a share of Series D Preferred unless the Holder is exercising all Warrants then owned by the Holder. In such event, the Company shall, upon the exercise of all of such Warrants, issue to the Holder the largest aggregate whole number of shares of Series D Preferred called for thereby upon receipt of the Purchase Price for all of such Warrants and pay a sum in cash equal to the remaining fraction of a share of Series D Preferred, multiplied by its Market Price Per Share (as determined pursuant to Section 9.2 below) as of the last business day preceding the date on which the Warrants are presented for exercise.

               9.2. As used herein, the "Market Price Per Share" with respect to any class or series of Common Stock on any date shall mean the average closing price per share of the Company's Common Stock for the five trading days immediately preceding such date. The closing price for each such day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal securities exchange on which the shares of such Common Stock of the Company are listed or admitted to trading or, if applicable, the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices of such Common Stock on Nasdaq National Market or any comparable system, or if such Common Stock is not reported on Nasdaq National Market or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If such bid and asked prices are not available, then "Market Price Per Share" shall be equal to the fair market value of such Series D Preferred or Common Stock as determined in good faith by the Board of Directors of the Company taking into account any prior issuances of securities of the Company to investors and, in the event of a Change of Control, the price per share of Series D Preferred or Common Stock to be paid in connection with such Change of Control.

        10. Registration and Information Rights. The Holder shall be entitled to the registration rights, the special covenants of the Company relating to certain rights to information, and other covenants contained in that certain Registration Rights Agreement dated as of March 18, 1998, between the Holder and the Company and the Common Stock and Warrants Subscription Agreement dated as of March 18, 1998, between the Holder and the Company (the "Subscription Agreement").

        11. Transferability of Warrant. THIS WARRANT CERTIFICATE AND/OR THE WARRANTS MAY ONLY BE TRANSFERRED UPON COMPLIANCE WITH THE TERMS OF THE SUBSCRIPTION AGREEMENT.

        12.    Amendments.

               12.1. Any term of this Warrant Certificate may be amended and the observance of any term of the Warrant Certificate may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

               12.2. No waivers of, or exceptions to, any term, condition or provision of this Warrant Certificate, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

        13. Governing Law. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its officers thereunto duly authorized and its corporate seal to be affixed hereon, as of this ___ day of March, 1998


                                                 CYBERSOURCE CORPORATION, a
                                                 Delaware corporation.

                                                 By: [SIG]
                                                     ---------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------

Acknowledged and Agreed
this ___ day of March, 1998

AMERICAN ONLINE, INC., a
Delaware Corporation

By:
    ---------------------------
Name:
      -------------------------
Title:
       ------------------------

                                    EXHIBIT A


                               NOTICE OF EXERCISE


        The undersigned hereby irrevocably elects to exercise, pursuant to
Section 2 of the Warrant Certificate accompanying this Notice of Exercise, _______ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate, and herewith makes payment of the Purchase Price of such shares in full.



                                                 By:
                                                    ----------------------------
                                                 Name:
                                                       -------------------------
                                                 Address:
                                                          ----------------------

                                    EXHIBIT B


                              NOTICE OF CONVERSION


        The undersigned hereby irrevocably elects to convert, pursuant to
Section 7 of the Warrant Certificate accompanying this Notice of Conversion, _________ Warrants of the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant Certificate into shares of Series D Preferred Stock of the Company (the "Shares"). The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 7.1 of the accompanying Warrant Certificate.




                                                 By:
                                                    ----------------------------
                                                 Name:
                                                       -------------------------
                                                 Address:
                                                          ----------------------

                          EXHIBIT C TO COMMON STOCK AND
                         WARRANTS SUBSCRIPTION AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT



                                                                 March ___, 1998

Ladies and Gentlemen:

        CyberSource Corporation, a/k/a "software.net," a California corporation (the "Company"), proposes to issue and sell to America Online, Inc., a Delaware corporation ("AOL"), upon the terms set forth in that certain Common Stock and Warrants Subscription Agreement of even date herewith (the "Subscription Agreement"), shares of the Company's common stock, no par value (the "Purchase Shares"). Simultaneously with the execution and delivery of the Subscription Agreement, the Company will issue to AOL the Private Placement Warrant Certificate (as defined in the Subscription Agreement) for the future purchase of shares of the Company's Series D Preferred Stock (the "Preferred Shares") as set forth in the Private Placement Warrant Certificate and simultaneously with the issuance and sale of the Purchase Shares, the Company will issue to AOL the IPO Warrant Certificate for the future purchase of additional shares of the Company's common stock as set forth in the IPO Warrant Certificate (together with the Preferred Shares and the Shares of Common Stock issuable upon conversion of the Preferrred Shares, the "Warrant Shares"). As an inducement to AOL to purchase the Purchase Shares, the Company agrees with AOL as follows:

        1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               1.1. "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

               1.2. "Person" shall mean and include an individual, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

               1.3. "Restricted Shares" shall mean the Purchase Shares, the Warrant Shares and any shares of capital stock received in respect thereof, evidenced by certificates bearing a restrictive legend substantially in the form set forth in Section VI.A of the Subscription Agreement.

               1.4. "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               1.5. "Transfer" shall include any disposition of any shares of Restricted Shares or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

               1.6. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Subscription Agreement.

        2. Registration Rights

               2.1. Incidental Registration. If the Company proposes for any reason to register, including pursuant to Section 2.2 hereof, any of its securities under the Securities Act (other than pursuant to the initial public offering of the Company's securities on Form S-1 or pursuant to a registration statement on Forms S-8 or S-4 or similar or successor forms), it shall each such time promptly give written notice to AOL of its intention to do so, and, upon the written request, given within 30 days after receipt of any such notice of AOL to register any Restricted Shares (which request shall specify the Restricted Shares intended to be sold or disposed of by AOL), the Company shall use its best efforts to cause all such Restricted Shares to be included in such registration under the Securities Act, all to the extent requisite to permit the sale or other disposition (in accordance with the Company's intended methods thereof, as aforesaid) by AOL of the Restricted Shares so registered. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities by the Company, if the managing underwriter determines and advises in writing that the inclusion of all Restricted Shares proposed to be included in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than AOL (the "Other Shares") would interfere with the successful marketing of such securities by the Company, then (i) the number of Restricted Shares and Other Shares shall be reduced, pro rata among the holders of Other Shares and AOL (based upon the number of shares of Common Stock requested by the holders thereof to be registered in such underwritten public offering), but such other shares shall only be reduced to the extent permitted by any existing agreements with respect to registration rights to which the Company is a party, and (ii) in each case those shares of Common Stock which are excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering.

               2.2. Registrations on Form S-2 or S-3. At such time as the Company shall have qualified for the use of Form S-2 or S-3 (or any similar form or forms promulgated by the Commission), provided that AOL is at such time unable to sell all of the Restricted Shares (other than Warrant Shares in respect of which the Warrants are not then executable) in one transaction pursuant to Rule 144 under the Securities Act, AOL shall have the right to request one registration on Form S-2 and two registrations on Form S-3 (which request shall be in writing, shall specify the Restricted Shares intended to be sold or disposed of by AOL, shall state the intended method of disposition of such Restricted Shares by AOL and shall relate to Restricted Shares having a proposed aggregate gross offering price (before deduction of underwriting discounts and expenses of sale) of at least $2,000,000 for a registration on Form S-2 and $1,000,000 for a registration on Form S-3), and the Company shall be obligated to effect such registration or registrations on Form S-2 or Form S-3 (as the case may be); provided, however, that the Company shall in no event be obligated to cause the effectiveness of more than one such registration statement in any calendar year. The Company shall not register securities for sale for its own account in any registration requested pursuant to this Section 2.2 unless requested to do so by the holders of Restricted Shares who hold at least 51% of the stock as to which registration has been requested. At any time prior to the time that the Company shall have qualified for the use of Form S-2 or S-3 (or any similar form or forms promulgated by the Commission) AOL shall have the one time right to request the Company to file a registration statement on any form which the Company is then entitled to use. Such request shall be in writing, shall specify the shares of Common Stock intended to be sold or disposed of by AOL, shall state the intended method of disposition by AOL and shall relate to Common Stock having a proposed aggregate gross offering price (before deduction of underwriting discounts and expenses of sale) of at least $2,000,000, and the Company shall be obligated to effect such registration as promptly as practical, subject in any event to all applicable securities laws; provided, however, that the Company shall not be required to file such registration statement prior to the expiration of 180 days from the effective date of the Company's registration statement covering its initial public offering. Notwithstanding the foregoing, if the Company shall furnish to AOL within fifteen (15) days of receipt of such request a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company (as evidenced by a board resolution)
(A) the Company is in possession of material, non-public information concerning an acquisition, merger, recapitalization, consolidation, reorganization or other material transaction by or of the Company or concerning pending or threatened litigation and (B) disclosure of such information would seriously jeopardize any such transaction or litigation or otherwise materially harm the Company and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing to a date not later than sixty
(60) days after receipt of such request, provided that the Company will not exercise this right more than once in any twelve-month period.

               2.3. Designation of Underwriter.

                   2.3.1. In the case of any registration effected pursuant to
            Sections 2.2, AOL shall have the right to designate the managing underwriter (if any) in any such underwritten offering, provided that it is reasonably acceptable to the Company.

                   2.3.2. In the case of any registration initiated by the
            Company, the Company shall have the right to designate the managing underwriter in any underwritten offering.

               2.4. Preparation and Filing. If and whenever the Company is under an obligation pursuant to the provisions of Section 2.2 to effect the registration of any Restricted Shares, the Company shall, as expeditiously as practicable:

                   2.4.1. prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

                   2.4.2. prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current for at least ninety
            (90) day and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted Shares covered by such registration statement;

                   2.4.3. furnish to AOL such number of copies of a summary
            prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as AOL may reasonably request in order to facilitate the public sale or other disposition of such Restricted Shares;

                   2.4.4. use its best efforts to register or qualify the
            Restricted Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as AOL shall reasonably request (provided, however, the Company shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified) and do any and all other acts or things which may be necessary or advisable to enable AOL to consummate the public sale or other disposition in such jurisdictions of such securities;

                   2.4.5. notify AOL, at any time when a prospectus relating
            thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2.4.2 above, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and at the request of AOL, prepare and furnish to AOL a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                   2.4.6. furnish, upon request, to AOL a signed counterpart, addressed to AOL, of (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration ) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities; and

                   2.4.7. shall register or qualify or cooperate with AOL and its counsel in connection with the registration or qualification of the Restricted Shares for offer and sale under the securities or "blue sky" laws of such states of the United States as AOL reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdiction of the Restricted Shares covered in the registration statement; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject; and

                   2.4.8. make reasonably available for inspection by AOL, any underwriter participating in any disposition pursuant to the registration statement and any attorney, accountant or other agent retained by AOL or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by AOL or any such underwriter, attorney, accountant or agent in connection with the registration statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of
            Section 11 of the Securities Act.

               2.5. The Company shall maintain the effectiveness of any registration statement filed pursuant to Section 2.2 until the sooner to occur of (i) such time that all Restricted Shares included therein are sold or no longer constitute Restricted Shares as defined in Section 1.3 hereof or (ii) 90 days following the effective date of such registration statement.

        3. Registration Expenses. All expenses incurred by the Company in complying with its obligations under Section 2 hereof shall be paid by the Company, including, without limitation, all registration and filing fees, printing expenses, blue sky filing fees, fees and disbursements of counsel for the Company, and expenses of any required audits; provided, however, that (i) all underwriting discounts and selling commissions and other similar fees and costs applicable to the Restricted Shares covered by registrations effected hereunder, as well as the fees and disbursements of counsel designated for AOL shall be borne by AOL in proportion to the number of Restricted Shares sold by AOL and (ii) all other expenses incurred by the Company in excess of $75,000 shall be borne by AOL pro rata (i) with other selling shareholders of the Company and (ii) with the Company in connection with the sale of shares other than shares of the Company issue and outstanding immediately prior to the date of the registration statement, each selling pursuant to a registration statement filed under Section 2 hereof.

        4. Indemnification.

               4.1. In the event of any registration of any Restricted Shares under the Securities Act pursuant to this Agreement or registration or qualification of any Restricted Shares under state securities or blue sky laws, the Company shall indemnify and hold harmless AOL, its directors, officers and underwriters or any other person acting on behalf of AOL and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, or any action in respect thereof (including but not limited to, any losses, claims, damages, liabilities or actions relating to the purchase and sale of Restricted Shares) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any document prepared and/or furnished by the Company (incident to the registration or qualification of any Restricted Shares under state securities or blue sky laws, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws, and shall reimburse as incurred AOL, its directors, officers and underwriters, or any other person acting on behalf of AOL and any person controlling AOL for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement or any document incident to the registration or qualification of any Restricted Shares under state securities or blue sky laws, in reliance upon and in conformity with written information pertaining to AOL furnished to the Company by AOL or AOL's agent or representative specifically for use in the preparation thereof, provided further, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to AOL, its directors, officers and control persons.

               4.2. AOL shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph or, if different, in the manner and to the extent as is in accordance with standard industry practice at the time of the proposed sale) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information pertaining to AOL furnished to the Company by AOL or AOL's agent or representative specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus or amendment or supplement; provided, however, that the amount of AOL's indemnification obligation shall be limited to the net proceeds received by AOL from the sale of AOL's Restricted Shares pursuant to the registration statement.

               4.3. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 4, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 4, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 4.

               4.4. The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

               4.5. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 4 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or AOL on grounds of public policy or otherwise, the Company and AOL shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) to which the Company and AOL or an underwriter (and any person who controls any of the foregoing persons, and any person acting on behalf of any of the foregoing persons in connection with such registration), including, without limitation, any officer, director, broker, employee, agent, attorney and accountant, and in the case of a partnership, each of its partners) is subject, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Company and AOL or such underwriter (and any person who controls any of the foregoing persons, and any person acting on behalf of any of the foregoing in connection with such registration, including, without limitation, any officer, director, broker, employee, agent, attorney or accountant, and in the case of a partnership, each of its partners), as the case may be, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as all other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; provided, further, that in the case of AOL, the maximum amount of such contribution shall be limited to an amount equal to the net proceeds actually received by AOL from the sale of Restricted Shares effected pursuant to such registration. Any party entitled to contribution under this paragraph shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph, notify such other party or parties from whom contribution may be sought, but the omission to so notify such other party or parties shall not relieve the party or parties from whom contribution may be sought from any other contribution obligation it or they may have under this paragraph or otherwise.

               4.6. The agreement contained in this Section 4 shall survive the sale of the Restricted Shares pursuant to Section 2 hereof and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

        5. Rule 144. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of AOL, make publicly available other information so long as necessary to permit sales of the Restricted Shares pursuant to Rule 144. The Company covenants that it will take such further action as AOL may reasonably request, all to the extent required from time to time to enable AOL to sell the Restricted Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of AOL, the Company shall deliver to AOL a written statement as to whether it has complied with such requirements. The Company shall furnish to AOL upon request its most recent annual or quarterly report of the Company and other reports or documents so filed by the Company.

        6. Underwritten Registrations. If any of the Restricted Shares are to be sold in an underwritten offering pursuant to Section 2.2, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by AOL, provided that it or they are reasonably acceptable to the Company. If the Shares are sold in an underwritten offering, AOL agrees to
(i) sell the Shares on the basis reasonably provided in any underwriting arrangements approved by AOL, (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (iii) provide such information to the Company as is necessary to include AOL as a selling stockholder.

        7. Granting of Registration Rights.

               7.1. Nothing in this Registration Rights Agreement shall restrict any rights to any person(s) pursuant to registration rights previously granted by the Company to register any shares of capital stock or other securities of the Company regardless of whether such rights would be superior to the rights of AOL granted pursuant to this Agreement.

               7.2. The Company shall not grant any rights to any person(s) to register any shares of capital stock or other securities of the Company if such rights would conflict with or impair AOL's rights under this Agreement.

        8. "Market Stand-Off" Agreement. AOL hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any securities of the Company (other than securities registered in the offering) whether or not acquired by AOL under the subscription Agreement for a period of one hundred eighty (180) days, following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that:

                   (a) such agreement shall be applicable only to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering; and

                   (b) all officers and directors of the Company, holders of 5%
            or more of the Company's issued and outstanding capital stock and all other persons with registration rights (whether or not pursuant to this Agreement) similarly agree not to sell or transfer.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Restricted Shares (and the shares or securities of every other person subject to the foregoing restriction) until the end of such reasonable and customary period.

        9. Miscellaneous.

               9.1. Registration Review. AOL shall have the right to review any references to AOL that appear in any registration statements contemplated hereby filed with the Securities and Exchange Commission by the Company, provided, that AOL shall not unreasonably object to such references and, provided further, that this review right shall not impede the Company in meeting its disclosure obligations under applicable securities laws, as reasonably interpreted by its counsel, or unreasonably delay the filing of any such registration statements.

               9.2. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except with the written consent of the Company and AOL.

               9.3. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1)   if to AOL. at its address as follows:  America Online, Inc.
                                             22000 AOL Way
                                             Dulles, Virginia 20166
                                             Fax No.:  (703) 265-1202
                                             Attention:  David Colburn and
                                             General Counsel

with a copy to                               Orrick, Herrington & Sutcliffe LLP
                                             666 Fifth Avenue
                                             New York, NY  10103
                                             Fax No.:  (212) 506-5151
                                             Attention:  Martin H. Levenglick

(2) if to the Company, at its address
as follows:                                  CyberSource Corporation
                                             a/k/a "software.net"
                                             3031 Tisch Way, Suite 900
                                             San Jose, CA  95128
                                             Fax No.:  (408) 241-8258
                                             Attention:  President

with a copy to:                              Jackson Tufts Cole & Black, LLP
                                             60 South Market Street, 10th Floor
                                             San Jose, CA  95113
                                             Fax No.:  (408) 998-4889
                                             Attn:  Richard Scudellari, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

               9.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of AOL and the Company and their respective successors and assigns. The registration rights of AOL under Sections 2.1 and 2.2 hereof (and, except as provided in the next sentence, all other rights and benefits under this Agreement) may be transferred to a transferee that acquires at least 50% of the Purchase Shares originally issued to AOL. The registration rights of AOL under Sections 2 and 3 hereof (and all other rights and benefits under this Agreement) may also be transferred to a transferee that is a current or future affiliate of AOL or to another party reasonably acceptable to the Company without restriction as to minimum transfer amount and is not a competitor of the Company. The Company shall be given written notice by the holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the registration rights are being assigned pursuant to this Section 8.4.. The registration rights of AOL under this Agreement shall not be otherwise transferable without the consent of the Company.

               9.5. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signatures may be provided by facsimile, provided that actual execution copies are sent by an overnight delivery service on the same date as the facsimile transmission.

               9.6. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               9.7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

               9.8. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected. If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between us in accordance with its terms.



                                             Very truly yours,


                                             CYBERSOURCE CORPORATION,
                                             a California corporation

                                             By [SIG]
                                                --------------------------------
                                             Name:
                                             Title:

        The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

                                             AMERICA ONLINE, INC..
                                             a Delaware corporation


                                             By________________________________
                                             Name:
                                             Title:





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